SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 October 3, 2002
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                         T.H. LEHMAN & CO., INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            2-87738                                         22-2442356
----------------------------------                ------------------------------
    (Commission File Number)                            (I.R.S. Employer
                                                      Identification Number)


4900 Woodway Suite 650, Houston, Texas                         77056
--------------------------------------------             -----------------
(Address of principal executive offices)                    (Zip Code)




                                 (713) 621-8404
                ------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS.


On October 3, 2002, T.H Lehman & Co., Incorporated (the "Company") received written notice that Russell S. Molina resigned as a Director, President and Chairman of the Board of the Company to pursue other business opportunities effective October 3, 2002.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    T.H. LEHMAN CO., INC.


                                                    By:  /s/  Raffaele Attar
                                                    ----------------------------
                                                    Director



Dated:  October 8, 2002